     AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON AUGUST 7, 1997
                                                 REGISTRATION NO. 33-_________
===============================================================================


                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                          ---------------------------


                         POST EFFECTIVE AMENDMENT NO. 1
                    TO FORM S-8, REGISTRATION NO. 33-58850,
                        REGISTRATION STATEMENT UNDER THE
                             SECURITIES ACT OF 1933

                          ---------------------------


                                SERV-TECH, INC.
             (Exact name of registrant as specified in its charter)

           TEXAS                                               74-1398757
 (State or other jurisdiction                               (I.R.S. Employer
of incorporation or organization)                          Identification No.)

    5200 CEDAR CREST BOULEVARD
          HOUSTON, TEXAS                                           77087
(Address of Principal Executive Offices)                         (Zip Code)

     SERV-TECH, INC. AMENDED AND RESTATED 1989 INCENTIVE STOCK OPTION PLAN
                            (Full title of the plan)

                                FRANK A. PERRONE
                                SERV-TECH, INC.
                           5200 CEDAR CREST BOULEVARD
                              HOUSTON, TEXAS 77087
                    (Name and address of agent for service)

                                 (713) 644-9974
         (Telephone number, including area code, of agent for service)

                          ---------------------------

         This Post-Effective Amendment No. 1 to Form S-8, Registration No. 33-58850 (this "Amendment"), is being filed by Serv-Tech, Inc., a Texas corporation (the "Registrant"), for the purpose of removing from registration the shares of the Registrant's Common Stock under the Serv-Tech, Inc. Amended and Restated 1989 Incentive Stock Option Plan pursuant to Registration Statement 33-58850 that were not issued on or before the date of this Amendment.


===============================================================================

                                   SIGNATURES

         Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-8 and has duly caused this Amendment to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Houston, State of Texas, on August 7, 1997.

                                             SERV-TECH, INC.


                                             By: /s/ ROBERT M. CHISTE
                                                -----------------------------
                                                     ROBERT M. CHISTE
                                                  Chief Executive Officer

         Pursuant to the requirements of the Securities Act of 1933, this Amendment has been signed by the following persons in the capacities indicated on August 7, 1997.



            SIGNATURE                                        TITLE
            ---------                                        -----
       /s/ ROBERT M. CHISTE                           Chief Executive Officer
-----------------------------------                (Principal Executive Officer)
          ROBERT M. CHISTE

       /s/ MARVIN BOUGHTON                             Corporate Controller
-----------------------------------         (Principal Accounting Officer and Principal
         MARVIN BOUGHTON                                Financial Officer)

        /s/ COLIN SOULE                                     Director
-----------------------------------
          COLIN SOULE




                                      2